To Our Shareholders:

We would like to take this opportunity to welcome you as shareholders of the Star Select REIT-Plus Fund and to recognize the achievements of the Star Select REIT- Plus Fund over its first six months. As investment advisor to the REIT-Plus Fund, Star Bank is able to bring over 10-years of Real Estate Investment Trust (REIT) experience to the management of the REIT-Plus Fund. We continually strive to generate above-average income and to achieve long-term growth of capital as well as maintain the strong performance of the Fund.

We believe that REITs are the best way for many investors to invest in commercial real estate. As an investment vehicle, REITs combine the best features of both real estate and the stock market. Investing in the REIT-Plus Fund gives you the chance to invest in a professionally managed, diversified real estate portfolio, yet retain a high degree of liquidity.

Since the Fund's inception on June 24, 1997, the share price has risen from $10.00 a share to $11.04 a share on September 30, 1997, and paid a quarterly distribution of $0.1008 per share. That is a total return of 11.43% since the inception of the Fund or an annualized return of 49.63%! In addition to the increase in share price, the fund's assets have grown to a level in excess of $34 million.

I would like to offer a glimpse of some recent changes to the Fund. Based on several economic indicators, such as unemployment rates, geographic population growth rates and supply and demand fundamentals, the Northwest, Northeast and Southwest markets are currently the most attractive areas for REITs. These areas are in a growth/recovery phase where there is a lack of supply to satiate growing demand for various types of properties. Several REIT sectors, including apartments, office and industrial parks and hotels, are experiencing the good fortune of higher rents, and increasing occupancy rates. We have diversified the REIT-Plus Fund to emphasize a variety of REIT's located in these geographic and industrial sectors. While this is only one example of our effort to remain competitive, you should know that we make our security selection decisions based on our continuous monitoring of macroeconomic indicators for opportunity and considerable analysis of company specifics.

We again thank you for investing in the REIT-Plus Fund and look forward to a rewarding relationship.


Sincerely,

         Carolyn Baril
         Fund Manager

INVESTMENTS-STAR SELECT REIT-PLUS FUND
--------------------------------------
Statement of Net Assets September 30, 1997 (Unaudited)


                                                 Number      Market
                                                of Shares    Value
                                                ---------    -----

Real Estate Investment Trusts - 94.64%
--------------------------------------

Arden Realty Group, Inc. REIT                    13,251  $  415,750
Avalon Properties, Inc. REIT                     28,000     833,000
Bay Apartment Communities, Inc. REIT             15,800     631,013
Beacon Properties Corp. REIT                     22,471   1,029,453
BRE Properties, Inc. REIT                        27,200     770,100
Cali Realty Corp. REIT                           16,500     686,813
Camden Property Trust REIT                       22,000     673,750
CarrAmerica Realty Corp. REIT                    32,900   1,052,800
CenterPoint Properties Corp. REIT                22,975     834,280
Chelsea GCA Realty, Inc. REIT                     9,000     375,750
Developers Diversified
Realty Corp. REIT                                19,000     760,000
Duke Realty Investments, Inc. REIT               15,000     342,187
EastGroup Properties, Inc. REIT                  18,000     393,750
Equity Residential Properties Trust REIT         11,800     643,837
Excel Realty Trust, Inc. REIT                    12,194     382,587
Federal Realty Investment Trust REIT             25,600     644,800
Felcor Suite Hotels, Inc. REIT                   30,000   1,231,875
Highwood Properties, Inc. REIT                   29,000   1,025,875
Hospitality Properties Trust REIT                21,000     742,875
Irvine Apartment
Communities, Inc. REIT                           26,700     891,112
JDN Realty Corp. REIT                            22,579     753,574
Kilroy Realty Corp. REIT                         23,000     621,000
Kimco Realty Corp. REIT                          23,070     803,124
Liberty Property Trust REIT                      17,750     478,141
LTC Properties, Inc. REIT                        37,050     703,950
Manufactured Home
Communities, Inc. REIT                           38,000     988,000
Meditrust Share REIT                             17,000     705,500
Merry Land & Investment Co., Inc. REIT           16,000     353,000
New Plan Realty Trust REIT                       18,500     437,062
Omega Healthcare Investors, Inc. REIT            19,253     693,108
Pacific Gulf Properties, Inc. REIT               20,000     475,000
Patriot American Hospitality, Inc. REIT          22,998     733,061
Post Properties, Inc. REIT                        8,700     345,825
Prentiss Properties Trust REIT                   18,000     519,750
Public Storage, Inc. REIT                        15,000     444,375
Realty Income Corp. REIT                         18,000     484,875
Reckson Associates Realty Corp. REIT             15,000     399,375
RFS Hotel Investors, Inc. REIT                   41,100     801,450
Security Capital Pacific, Inc. REIT              32,000     752,000
Simon DeBartolo Group, Inc. REIT                 34,040   1,123,320
Sizeler Property Investors, Inc. REIT            76,300     882,219
Spieker Properties, Inc. REIT                    16,800     681,450
Starwood Lodging Trust REIT                      26,500   1,522,094
Storage Trust Realty REIT                        14,000     365,750
Storage USA, Inc. REIT                           15,240     619,125
Summit Properties, Inc. REIT                     25,800     564,375
United Dominion Realty Trust REIT                18,400     276,000
Weingarten Realty Investors REIT                 15,500     621,028

Total Real Estate Investment Trusts
     (Cost $25,330,260)                                  32,509,138
                                                         ----------

Money Markets - 6.34%
---------------------

Flex Institutional Money
Market Fund                                     637,543     637,543
Government Money
Market Fund                                     570,669     570,669
Aim Inst. Treasury                              970,262     970,262

Total Money Markets
     (Cost $2,178,474)                                    2,178,474
                                                          ---------
Total Investments
     (Cost $27,508,734)                                  34,687,612

Other Assets and Liabilities,Net - (0.98%)                (333,564)
-----------------------------------------                 ---------


Net Assets - 100%                                       $34,352,048
                                                        ===========

STAR SELECT REIT-PLUS FUND
--------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
September 30, 1997 (Unaudited)

ASSETS

     Investments, at value (Note 2) ..........................     $ 34,687,612
     Cash ...................................................            13,100
     Dividend receivable .....................................          143,143
     Interest receivable ..................................              13,319
     Receivable for investments sold .........................          272,161
     Deferred organization costs (Note 2) ................               35,038
     Prepaid expenses.........................................           34,030
                                                                         ------

     Total assets ............................................       35,198,403

LIABILITIES

     Payable for investments purchased ......................           795,974
     Accrued expenses ........................................           50,381
                                                                         ------

     Total liabilities......................................            846,355
                                                                        -------

NET ASSETS ...................................................     $ 34,352,048
                                                                   ============

Net assets consist of:
     Paid-in capital .........................................       26,571,931
     Undistributed net investment income .....................           66,868
     Net realized gain on investments ........................          534,371
     Net unrealized appreciation in
           value of investments  .............................        7,178,878
                                                                      ---------

Net assets ...................................................     $ 34,352,048
                                                                   ============

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized).............................        3,110,753

Net asset value per share, offering
     and redemption price ....................................          $ 11.04


The accompanying notes are an integral part of these financial statements.

STAR SELECT REIT-PLUS FUND
--------------------------
STATEMENTS OF OPERATIONS
------------------------

For the Period June 24, 1997(commemcement of operations) through September 30, 1997 (Unaudited)

INVESTMENT INCOME
Income:
     Interest ................................................     $   36,784
     Dividends ...............................................        449,346
                                                                      -------
          Total net income ...................................        486,130
                                                                      -------

EXPENSES:
     Administrative service fees (Note 3) ....................          8,571
     Auditing fees ...........................................          3,255
     Custodian fees (Note 3) .................................          1,786
     Fund accounting fees ....................................          5,714
     Insurance ...............................................          2,374
     Servicing fees ..........................................          3,571
     Legal fees ..............................................          4,883
     Investment adviser fees (Note 3) ........................         53,570
     Trustee's fees ..........................................          5,424
     Amortization of organization expenses ...................          1,988
     Postage .................................................            407
     Registration and filing fees ............................          8,290
     Printing ................................................          1,357
     Transfer agent fees (Note 3) ............................          3,571
     Other expenses ..........................................          2,034
                                                                        -----
          Total net expenses..................................        106,795
                                                                      -------

NET INVESTMENT INCOME  .......................................        379,335
                                                                      -------

REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS
     Net realized gain on investments ........................        534,371
     Change in net unrealized
          appreciation of investments ........................      7,178,878
                                                                    ---------
     Net gain on investments .................................      7,713,249
                                                                    ---------

INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................    $ 8,092,584
                                                                  ===========


The accompaying notes are an integral part of these financial statements.

STAR SELECT REIT-PLUS FUND
--------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

For the Period June 24, 1997(commencement of operations) through September 30, 1997 (Unaudited)

INCREASE IN NET ASSETS
Operations:
     Net investment income ...................................    $ 379,335
     Net realized gain on investments ........................      534,371
     Change in net unrealized appreciation of investments.....    7,178,878
                                                                  ---------
     Increase in net assets resulting from operations ........    8,092,584
                                                                  ---------

Dividends and distributions to shareholders from:
     Net investment Income ...................................    (312,467)

TOTAL INCREASE ...............................................    7,780,117

Capital share transactions:
     Proceeds from shares sold ...............................   26,908,193
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions ........       32,675
     Cost of shares redeemed .................................    (368,937)
      ...............Net increase in net assets resulting from
          capital share transactions .........................   26,571,931
      ...................................................
TOTAL INCREASE IN NET ASSETS .................................   34,352,048
                                                                 ----------

NET ASSETS:
     Beginning of period .....................................         ---
     End of period (including undistributed net
          realized gains on investments) ..................... $ 34,352,048
                                                               ============
Shares of capital stock of the Fund sold and redeemed:
     Shares sold .............................................    3,142,849
     Shares issued to shareholders in reinvestment
          dividends and distributions.........................       3,014
     Shares redeemed .........................................     (35,110)
                                                                   -------


NET INCREASE IN NUMBER
     OF SHARES OUTSTANDING ...................................   3,110,753
                                                                 =========


The accompanying notes are an integral part of these financial statements.

STAR SELECT REIT-PLUS FUND
--------------------------
FINANCIAL HIGHLIGHTS (Unaudited)
--------------------------------

                                                                       1997(a)
                                                                       -------

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ................................           $ 10.00
Income from investment
     Operations:
     Net investment income ................................              0.14
     Net realized and unrealized
          gain (loss) on investments.......................              1.02
                                                                         ----
Total from investment income ..............................              1.16
Less  distributions:
     Dividends from net
          investment income ...............................            (0.12)
                                                                       -----
Total from distributions .....................................         (0.12)
                                                                       -----

Net asset value at end of period .............................       $ 11.04
                                                                     =======

TOTAL RETURN (b)..............................................        49.63%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions).....................         34.3

     Ratio of total expenses to
          average net assets (b)..............................         1.19%

     Ratio of net investment
          income to average net assets (b)....................         4.22%

     Portfolio turnover (b)...................................        11.71%

     Average commission rate paid ............................      $ 0.0737




(a) For the period June 24, 1997 (commencement of operations) to September 30, 1997.
(b) Annualized.

NOTES TO FINANCIAL STATEMENTS
-----------------------------

Note 1 - General

Star Select REIT-Plus Fund (the "Fund") was organized as a series of Star Select Funds, an Ohio business trust (the "Trust") on February 28, 1997. The investment objective of the Fund is to provide shareholders with above average income and long term growth of capital.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

         A)  Security Valuations

Portfolio securities are valued using the current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the mean of the closing bid and asked prices. Bid price is used when no ask price is available.

         B) Securities Transactions

Securities transactions are recorded on a trade date-plus-one basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

         C)  Dividends and Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net capital gains at least once a year. However, to the extent that net realized gains of the Fund can be reduced by any capital loss carry-overs, such gains will not be distributed.

         D)  Federal  Income Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E)  Expenses

Organizational costs represent costs incurred in connection with the organization and the initial public offering of the shares of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholders (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs. At September 30, 1997, the unamortized balance was $35,038.

         F) Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


         G) Repurchase Agreement

Under the terms of a typical repurchase agreement, a Portfolio writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Portfolio also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Portfolio's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of a default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

         H) Investments

Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Star Bank, N.A. (the "Adviser" or "Star Bank") to manage the Fund's investments. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. The Fund is authorized to pay the Adviser a monthly fee equal to an annual average rate of 0.75% of its average daily net assets.

The Fund also retains Star Bank to act as shareholder servicing agent on its behalf. The Fund is authorized to pay Star Bank up to 0.25% of its average daily net assets to provide shareholder support services and to maintain shareholder accounts. Star Bank currently receives 0.05% of the Fund's average daily net assets for shareholder services and it is anticipated that the fee will remain at 0.05% for the foreseeable future. Star Bank also acts as the Fund's custodian, for which it receives a monthly fee equal to an annual average rate of 0.025% of its average daily net assets.

The Fund retains Unified Advisers, Inc. ("Unified") to act as the Fund"s administrator and transfer agent. As administrator, Unified manages the Fund"s business affairs and provides the Fund with administrative services, including compliance and accounting services and all regulatory reporting, and necessary office equipment, personnel and facilities to operate the Fund. For these administrative and transfer agency services, Unified receives a monthly fee from the Fund equal to an annual average rate of 0.25% of the Fund's average daily net assets. The Fund retains Unified Management Corporation to act as the principal distributor of the Fund's shares.

Note 4- Securities Transactions

For the period ending September 30, 1997, purchases and sales of investment securities, excluding short-term investments were as follows:

                                        Purchases           Sales
                                        ---------           -----
The Star Select REIT-Plus Fund        $ 27,967,301      $  3,120,976

Note 5- Unrealized Appreciation(Depreciation)

At September 30, 1997, the composition of unrealized appreciation(depreciation) of investment securities were as follows:

                                      Appreciation   Depreciation    Net
                                      ------------   ------------    ---
The Star Select REIT-Plus Fund         $ 7,215,266     $ 36,388   $7,178,878